THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account H

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H

American Legacy® Fusion
American Legacy® Shareholder’s Advantage A Class

Supplement dated April 1, 2016 to the Prospectus dated May 1, 2015

This Supplement announces the closing of two funds that are offered as investment options under your annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The following funds will not be available to contracts purchased on or after May 16, 2016:

•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund

Please retain this Supplement for future reference.